Execution Version
Exhibit 10.2

JOINDER AGREEMENT

THIS JOINDER AGREEMENT is dated as of March 1, 2016 by BNP Paribas Energy Trading GP, a Delaware general partnership ("New Secured Counterparty").

WHEREAS, pursuant to Section 2.06 of that certain Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement dated as of December 15, 2015 (as amended, modified or supplemented from time to time, the "Common Agreement") by and among Talen Energy Marketing, LLC ("Company"), Talen Energy Supply, LLC, as Guarantor, the Secured Counterparties from time to time party thereto, and Wilmington Trust, National Association, as Agent for the Secured Counterparties (in such capacity, "Agent"), the New Secured Counterparty must execute and deliver a Joinder Agreement in accordance with the Common Agreement.

NOW THEREFORE, the parties hereby covenant and agree as follows:

1. All capitalized terms used herein shall have the meanings assigned to them in the Common Agreement unless expressly defined to the contrary.

2. New Secured Counterparty hereby enters into this Joinder Agreement in order to comply with Section 2.06 of the Common Agreement and does so in consideration of the promises and covenants made or to be made from time to time under the Common Agreement, from which New Secured Counterparty shall derive direct benefit.

3. From and after the date hereof, New Secured Counterparty shall be considered, and deemed to be, for all purposes of the Facility Documents, a Secured Counterparty under the Facility Documents, as fully as though New Secured Counterparty had executed and delivered or had been a beneficiary of the Facility Documents, at the time of their original execution and delivery and hereby ratifies and confirms its obligations under the Facility Documents, all in accordance with the terms thereof.

4. No Default or Event of Default has occurred and is continuing under any of the Facility Documents.

5. This Joinder Agreement shall be governed by the laws of the State of New York and shall be binding upon New Secured Counterparty and its successors and assigns.

[*Signature Pages to Follow*]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Joinder Agreement as of the date specified on the first page hereof.

TALEN ENERGY MARKETING, LLC

By:______________________________
Title: PRESIDENT

TALEN ENERGY SUPPLY, LLC

By:______________________________
Title: SVP AND CCO

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent

By: [signature]

Title: Vice President

BNP PARIBAS ENERGY TRADING GP, as
New Secured Counterparty

By: [signature]
Title:
Notice to: David Samuels
Managing Director

By: [signature]
Title:
Notice to: Christopher A. Taylor
Director
BNPP ET

Signature Page to the Joinder Agreement of BNP Paribas Energy Trading GP
to the Secured Energy Marketing and Trading Facility Amended and Restated Common Agreement